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                                                                    EXHIBIT 23.4

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 19, 1999 included in the PennzEnergy Company Form 10-K for the year ended December 31, 1998 and to all references to our Firm included in this registration statement.

                                          ARTHUR ANDERSEN LLP

Houston, Texas
July 12, 1999